Douglas Emmett, Inc.
(NYSE: DEI)

Supplemental Operating and
Financial Data

For the Quarter and Year Ended
December 31, 2007

This Supplemental Operating and Financial Data contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements.  You should not rely on forward-looking statements as predictions of future events. Forward-looking statements involve numerous risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statement made by us. These risks and uncertainties include, but are not limited to: adverse economic and real estate developments in Southern California and Honolulu; decreased rental rates or increased tenant incentives and vacancy rates; defaults on, early terminations of, or non-renewal of leases by tenants; increased interest rates and operating costs; failure to generate sufficient cash flows to service our outstanding indebtedness; difficulties in identifying properties to acquire and completing acquisitions; failure to successfully operate acquired properties and operations; failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in rent control laws and regulations; environmental uncertainties; risks related to natural disasters; lack or insufficient amount of insurance; inability to successfully expand into new markets or submarkets; risks associated with property development; conflicts of interest with our officers; changes in real estate and zoning laws and increases in real property tax rates; the consequences of any future terrorist attacks; and other risks and uncertainties detailed in our Annual Report on Form 10-K filed with the Securities and Exchange Commission.

CORPORATE DATA

as of December 31, 2007

CORPORATE DATA

COMPANY BACKGROUND

We are one of the largest owners and operators of high-quality office and multifamily properties in Los Angeles County, California and have a growing presence in Honolulu, Hawaii. Our presence in Los Angeles and Honolulu is the result of a consistent and focused strategy of identifying submarkets that are supply constrained, have high barriers to entry and exhibit strong economic characteristics such as population and job growth and a diverse economic base. In our office portfolio, we focus primarily on owning and acquiring a substantial share of top-tier office properties within submarkets located near high-end executive housing and key lifestyle amenities.  In our multifamily portfolio, we focus primarily on owning and acquiring select properties at premier locations within these same submarkets.

Our office portfolio consists of 48 properties with approximately 11.8 million rentable square feet and our multifamily portfolio consists of 9 properties with a total of 2,868 units.  As of December 31, 2007, our office portfolio was 95.7% leased, and our multifamily properties were 98.7% leased. Our office portfolio contributed approximately 85.3% of our annualized rent as of December 31, 2007, while our multifamily portfolio contributed the remaining 14.7%. As of December 31, 2007, our Los Angeles County office and multifamily portfolio contributed approximately 91.2% of our annualized rent, and our Honolulu, Hawaii office and multifamily portfolio contributed the remaining 8.8%.

Our properties are concentrated in nine premier Los Angeles County submarkets—Brentwood, Olympic Corridor, Century City, Santa Monica, Beverly Hills, Westwood, Sherman Oaks/Encino, Warner Center/Woodland Hills and Burbank—as well as in Honolulu, Hawaii.

This Supplemental Operating and Financial Data supplements the information provided in our reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.douglasemmett.com.

(2)

as of December 31, 2007

CORPORATE DATA

Number of office properties owned	48
Square feet owned (in thousands)	11,809
Office leased rate as of December 31, 2007	95.7%
Office occupied rate as of December 31, 2007(1)	95.0%
Number of multifamily properties owned	9
Number of multifamily units owned	2,868
Multifamily leased rate as of December 31, 2007	98.7
Market capitalization (in thousands):
Total debt(2)	$3,080,450
Common equity capitalization(3)	$3,549,394
Total market capitalization	$6,629,844
Debt/total market capitalization	46.5%
Common stock data (NYSE:DEI):
Range of closing prices(4)	$22.61 - $27.44
Closing price at quarter end	$22.61
Weighted average fully diluted shares outstanding(in thousands) (4) (5)	159,111
Shares of common stock outstanding on February 8, 2008(6)	120,181

(1)	Represents percent leased less signed leases not yet commenced.
(2)	Excludes non-cash loan premium.
(3)	Common equity capitalization represents the total number of common shares and operating partnership units outstanding multiplied by the closing price of our stock at the end of the period.
(4)	For the quarter ended December 31, 2007.
(5)	Fully diluted shares shown here represent ownership in our company through common stock and OP units.
(6)	This amount represents undiluted shares, and does not include OP units.

(3)

INVESTOR INFORMATION

CORPORATE
808 Wilshire Boulevard, Suite 200, Santa Monica, California 90401
(310) 255-7700

BOARD OF DIRECTORS

Dan A. Emmett Chairman of the Board, Douglas Emmett, Inc	Leslie E. Bider Former Chairman and Chief Executive Officer, Warner Chapel Music, Inc. and Private Investor	Thomas E. O’Hern Executive Vice President, Chief Financial Officer and Treasurer, Macerich Company
Jordan L. Kaplan President and Chief Executive Officer	Victor J. Coleman Former President and Chief Operating Officer, Arden Realty, Inc. and Managing Director, Hudson Capital, LLC	Dr. Andrea L. Rich Former President and Chief Executive Officer, Los Angeles Museum of Art, and Former Executive Vice Chancellor and Chief Operating Officer, University of California Los Angeles
Kenneth M. Panzer Chief Operating Officer, Douglas Emmett, Inc.	Ghebre Selassie Mehreteab Chief Executive Officer, NHP Foundation	William Wilson III Former Chairman, Cornerstone Properties, Inc., Managing Partner, Wilson Meany Sullivan, LLC

EXECUTIVE AND SENIOR MANAGEMENT

Jordan L. Kaplan President and Chief Executive Officer	Kenneth M. Panzer Chief Operating Officer, Douglas Emmett, Inc.	William Kamer Chief Financial Officer
Allan B. Golad SVP, Property Management	Andres Gavinet Executive Vice President of Finance	Michael J. Means SVP, Commercial Leasing
Gregory R. Hambly Chief Operating Accounting Officer

INVESTOR RELATIONS

Mary C. Jensen
Vice President - Investor Relations
(310) 255-7751
Email Contact: mjensen@douglasemmett.com
Please visit our corporate website at: www.douglasemmett.com

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CONSOLIDATED FINANCIAL RESULTS

(5)

as of December 31, 2007

BALANCE SHEETS
(unaudited and in thousands)
	December 31,
	2007	2006
Assets
Investment in real estate:
Land	$825,560	$813,599
Buildingsand improvements	4,978,124	4,863,955
Tenant improvements and leasing costs	460,486	411,063
	6,264,170	6,088,617
Less: accumulated depreciation	(242,114)	(32,521)
Net investment in real estate	6,022,056	6,056,096

Cash and cash equivalents	5,843	4,536
Tenant receivables, net	955	4,160
Deferred rent receivables, net	20,805	3,587
Interest rate contracts	84,600	76,915
Acquired lease intangibleassets, net	24,313	34,137
Other assets	31,396	20,687
Total assets	$6, 189 , 968	$6, 200,118

Liabilities
Secured notes payable	$3,080,450	$2,760,000
Unamortizednon-cashdebt premium	25,227	29,702
Interest rate contracts	129,083	6,278
Accrued interest payable	13,963	12,701
Accounts payable and accrued expenses	48,741	39,035
Acquired lease intangibleliabilities, net	218,371	263,649
Security deposits	31,309	28,670
Dividends payable	19,221	13,801
Total liabilities	3,566,365	3,153,836

Minority interests	793,764	934,509

Stockholders’ Equity
Common stock	1,098	1,150
Additional paid-in capital	2,144,849	2,144,600
Accumulated other comprehensive(loss) income	(101,163)	415
Accumulated deficit	(214,945)	(34,392)
Total stockholders’ equity	1,829,839	2,111,773
Total liabilities and stockholders’ equity	$6, 189 , 968	$6 ,200,118

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as of December 31, 2007

QUARTERLY AND ANNUAL OPERATING RESULTS
(unaudited and in thousands, except per share data)

	Three Months Ended					Year Ended
	Mar. 31, 2007	Jun. 30, 2007	Sep. 30, 2007	Dec. 31, 2007		Dec. 31, 2007

Revenues:
Office rental:
Rental revenues	$91,612	$92,884	$94,592		$97, 833	$376, 921
Tenant recoveries	7,858	5,362	6,704		5,253	25,177
Parking and other income	11,100	11,098	12,137		12,313	46,648
Total office revenues	110,570	109,344	113,433		115,399	448,746
Multifamily rental:
Rental revenues	16,514	16,879	16,994		17,040	67,427
Parking and other income	491	526	505		525	2,047
Total multifamily revenues	17,005	17,405	17,499		17,565	69,474
Total revenues	127,575	126,749	130,932		132,964	518,220
Operating Expenses:
Office expenses	32,966	31,124	32,817		31,852	128,759
Multifamily expenses	4,923	3,872	4,332		4,023	17,150
General and administrative	5,042	5,120	5,862		5,462	21,486
Depreciation and amortization	51,121	50,494	50,629		57,349	209,593
Total operating expenses	94,052	90,610	93,640		98,686	376,988
Operating income	33,523	36,139	37,292		34,278	141,232
Interest and other income	82	372	205		36	695
Interest expense	(38,302)	(38,313)	(41,504)		(42,497)	(160,616)
Loss before minority interests	(4,697)	(1,802)	(4,007)		(8,183)	(18,689)
Minority interests	1,424	542	1,222		2,493	5,681
Net loss	$(3,273)	$(1,260)	$(2,785)	$	( 5 , 690)	$ ( 13 , 008)
Net loss per common share –basic and diluted(1)	$(0.03)	$(0.01)	$(0.03)		$(0.0 5)	$(0. 12)
Weighted average shares of common stock outstanding –basic and diluted(1)	115,006	114,862	110,956		109,834	112,646

(1)Diluted shares are calculated in accordance with GAAP accounting literature, and include common stock plus dilutive equity instruments, as appropriate.  This amount excludes OP units, which are included in the non-GAAP calculation of fully diluted shares on page 3.

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as of December 31, 2007

FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
(unaudited and in thousands, except per share data)
	Three Months Ended					Year Ended
	Mar. 31, 2007	Jun. 30, 2007	Sep. 30, 2007	Dec. 31, 2007		Dec. 31, 2007
Funds From Operations (FFO)(1)

Net Loss	$(3 , 273)	$(1 , 260)	$(2 , 785)	$	( 5 , 690)	$ ( 13 , 008)
Depreciation and amortization of real estate assets	51,118	50,494	50,629		57,349	209,590
Minority Interests	(1,424)	(542)	(1,222)		(2,493)	(5,681)
FFO	$46,421	$48,692	$46,622		$49, 166	$190, 901
Adjusted Funds From Operations (AFFO)(2)
FFO	$46,421	$48,692	$46,622		$49,166	$190, 901
Straight-line rent adjustment	(4,505)	(4,502)	(4,075)		(4,136)	(17,218)
Amortization of acquired above and below market leases	(9,863)	(10,074)	(9,996)		(10,628)	(40,561)
Amortization of interest rate contracts and loan premium	2,474	1,850	2,232		2,511	9,067
Amortization of prepaid financing	249	251	282		353	1,135
Recurring capital expenditures, tenant improvements and leasing commissions	(5,929)	(6,576)	(7,377)		(10,260)	(30,142)
Non-cash compensation expense	626	736	468		491	2,321
AFFO	$29,473	$30,377	$28,156		$27,497	$115, 503
Weighted average share equivalents outstanding (in thousands)- diluted	166,391	165,709	160,625		159,111	162,935
FFO per share- diluted	$0.28	$0.29	$0.29		$0.31	$1.17
Dividends per share declared	$0.175	$0.175	$0.175		$0.175	$0.70
AFFO payout ratio	97.99%	93.90%	98.62%		99.91%	97.53%

(1)
We calculate funds from operations before minority interest (FFO) in accordance with the standards established by the National Association of Real Estate Investment Trusts (NAREIT). FFO represents net income (loss), computed in accordance with accounting principles generally accepted in the United States of America (GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that results from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance. FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends. FFO should not be used as a supplement to or substitute for cash flow from operating activities computed in accordance with GAAP.

(2)
Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non-cash compensation expense, amortization of prepaid financing costs and straight-line rents, and then subtracting recurring capital expenditures, tenant improvements and leasing commissions. AFFO is not intended to represent cash flow for the period, and it only provides an additional perspective on our ability to fund cash needs and make distributions to shareholders by adjusting the effect of the non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. We believe that net income is the most directly comparable GAAP financial measure to AFFO. We also believe that AFFO provides useful information to the investment community about the Company’s financial position as compared to other REITs since AFFO is a widely reported measure used by other REITs.  However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.

(8)

as of December 31, 2007

DEBT BALANCES
(unaudited and in thousands)
	Principal Balance		Fixed/Floating Rate	Hedged Annual Interest Rate	Maturity Date	Swap Maturity Date

Variable Rate Swapped to Fixed Rate:
Modified Term Loan(2)(3)	$2,300,000		LIBOR + 0.85%	5.20%	08/31/12	08/01/10-08/01/12

Fannie Mae Loan I(4)	293,000		DMBS + 0.60%	4.76	06/01/12	08/01/11
Fannie Mae Loan II(4)	75,000		DMBS + 0.76%	4.93	02/01/15	08/01/11
Fannie Mae Loan III(4)	82,000		LIBOR + 0.62%	5.70	02/01/16	03/01/12
Fannie Mae Loan IV(4)	95,080		DMBS + 0.60%	5.86	06/01/12	08/01/11
Fannie Mae Loan V(4)	36,920		DMBS + 0.60%	5.86	02/01/15	08/01/11
Fannie Mae Loan VI(4)	18,000		LIBOR + 0.62%	5.90	06/01/17	06/01/12
Subtotal	$2,900,000	(5)		5.20%
Variable Rate:
$370 Million Senior Secured Revolving Credit Facility	180,450		LIBOR / Fed Funds +(8)	--	10/30/09	--
Subtotal	3,080,450

Add: Unamortized Non-Cash Loan Premium(7)	25,227
Total	$3,105,677

(1)	Includes the effect of interest rate contracts. Based on actual/365-day basis and excludes amortization of loan fees and unused fees on credit line.
(2)	Secured by seven separate cross collateralized pools. Requires monthly payments of interest only, with outstanding principal due upon maturity.
(3)
Includes $1.11 billion swapped to 4.89% until August 1, 2010; $545.0 million swapped to 5.75% until December 1, 2010; $322.5 million swapped to 4.98% until August 1, 2011; and $322.5 million swapped to 5.02% until August 1, 2012.

(4)	Secured by four separate collateralized pools. Fannie Mae Discount Mortgage-Backed Security (DMBS) generally tracks 90-day LIBOR.
(5)	The weighted average remaining life of our outstanding debt is 4.9 years. The weighted average remaining life of the interest rate swaps associated with this balance is 3.2 years.
(6)	Credit Facility is secured by nine properties and has two-one year extension options available.
(7)	Represents non-cash mark-to-market adjustment on variable rate debt associated with office properties.
(8)
The revolving credit facility bears interest at either LIBOR + 0.70% or Fed Funds + 0.95% at our election.  If the amount outstanding exceeds $262.5 million, the credit facility bears interest at either LIBOR + 0.80% or Fed Funds + 1.05% at our election.

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PORTFOLIO DATA

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as of December 31, 2007

OFFICE PORTFOLIO SUMMARY

Submarket	Number of Properties	Rentable Square Feet (1)	Percent of Total

West Los Angeles
Brentwood	13	1,390,630	11.8%
Olympic Corridor	5	1,096,014	9.3
Century City	3	915,979	7.7
Santa Monica	7	860,200	7.3
Beverly Hills	4	572,446	4.8
Westwood	2	396,807	3.4
San Fernando Valley
ShermanOaks/Encino	9	2,879,170	24.4
Warner Center/Woodland Hills	2	2,597,843	22.0
Tri-Cities
Burbank	1	420,949	3.6
Honolulu	2	679,337	5.7
Total	48	11,809,375	100.0%

(1)
Based on BOMA 1996 remeasurement.  Total consists of 11,169,174 leased square feet, 508,118 available square feet, 66,199 building management use square feet, and 65,884 square feet of BOMA 1996 adjustment on leased space.

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as of December 31, 2007

OFFICE PORTFOLIO OCCUPANCY AND IN-PLACE RENTS
Submarket	Percent Leased	Annualized Rent(2)	Annualized Rent Per Leased Square Foot(3)	Monthly Rent Per Leased Square Foot

West Los Angeles
Brentwood	97.8%	$48,073,101	$35.65	$2.97
Olympic Corridor	94.8	29,910,408	29.50	2.46
Century City	99.0	30,464,094	34.34	2.86
Santa Monica(4)	99.0	39,942,421	47.14	3.93
Beverly Hills	95.9	22,134,788	39.99	3.33
Westwood		13,022,028	34.64	2.89
San Fernando Valley
ShermanOaks/Encino	95.8	79,597,132	29.36	2.45
Warner Center/Woodland Hills	92.5	64,597,132	27.54	2.30
Tri-Cities
Burbank	100.0	14,118,629	33.54	2.79
Honolulu	90.4	18,581,686	31.33	2.61
Total	95.7%	$360,105,160	$32.49	$2.71

Recurring Capital Expenditures
- Office (per rentable square foot) for the three months ended December 31, 2007			$0.19
- Office (per rentable square foot) for the twelve months ended December 31, 2007			$0.46

(1)	Includes 84,684 square feet with respect to signed leases not yet commenced.
(2)
Represents annualized monthly cash rent under leases commenced as of December 31, 2007 (excluding 84,684 square feet with respect to signed leases not yet commenced).  The amount reflects total cash rent before abatements.  For our Burbank and Honolulu office properties, annualized rent is converted from triple net to gross by adding expense reimbursements to base rent.

(3)	Represents annualized rent divided by leased square feet (excluding 84,684 square feet with respect to signed leases not commenced) as set forth in note (1) above for the total.
(4)	Includes $1,108,103 of annualized rent attributable to our corporate headquarters at our Lincoln/Wilshire property.

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as of December 31, 2007

MULTIFAMILY PORTFOLIO SUMMARY

Submarket	Number of Properties	Number of Units	Percent of Total
West Los Angeles
Brentwood	5	950	33%
Santa Monica	2	820	29
Honolulu	2	1,098	38
Total	9	2,868	100%

Submarket	Percent Leased	Annualized Rent (1)	Monthly Rent Per Leased Unit

West Los Angeles
Brentwood	98.9%	$23,440,056	$2,078
Santa Monica	99.8	19,948,278	2,032
Honolulu	97.7	18,481,044	1,435
Total	98.7%	$61,869,378	$1,821

Recurring Capital Expenditures
- Multifamily (per unit) for the three months ended December 31, 2007			$114
- Multifamily (per unit) for the twelve months ended December 31, 2007			$470

(1)	Represents December 31, 2007 multifamily rental income annualized.
(2)	Excludes 10,013 square feet of ancillary retail space, which generated $285,766 of annualized rent as of December 31, 2007.

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as of December 31, 2007

TENANT DIVERSIFICATION
(Greater than 1% of Annualized Rent)

	Number of Leases	Number of Properties	Lease Expiration(1)	Total Leased Square Feet	Percent of Rentable Square Feet	Annualized Rent(2)	Percent of Annualized Rent

Time Warner(3)	4	4	2008-2019	642,845	5.4	$21,734,656	6.0%
AIG SunAmerica	1	1	2013	182,010	1.5	5,211,950	1.4
The Endeavor Agency, LLC	2	1	2019	103,421	0.9	4,202,029	1.2
Blue Shield of California	1	1	2009	135,106	1.1	3,939,691	1.1
Metrocities Mortgage, LLC	2	2	2010-2015	138,040	1.2	3,895,165	1.1
Pacific Theatres Exhibition Corp(4)	1	1	2016	88,300	0.8	3,567,320	1.0
Total	11	10		1,289,722	10.9	$42,550,811	11.8%

(1)	Expiration dates are per leases and do not assume exercise of renewal, extension or termination options. For tenants with multiple leases, expirations are shown as a range.
(2)
Represents annualized monthly cash rent under leases commenced as of December 31, 2007.  The amount reflects total cash rent before abatements. For our Burbank and Honolulu office properties, annualized rent is converted from triple net to gross by adding expense reimbursements to base rent.

(3)
Includes a 10,000 square foot lease expiring in October 2008, a 62,000 square foot lease expiring in June 2010, a 150,000 square foot lease expiring in April 2016, and a 420,000 square foot lease expiring in September 2019.

(4)	Annualized rent excludes rent determined as a percentage of sales.

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as of December 31, 2007

INDUSTRY DIVERSIFICATION

Industry	Number of Leases	Annualized Rent as a Percent of Total

Legal	306	15.9%
Financial Services	263	15.8
Entertainment	118	12.1
Real Estate	154	9.0
Accounting and Consulting	169	8.6
Health Services	269	8.1
Insurance	81	7.9
Retail	155	6.7
Technology	68	3.9
Advertising	49	3.0
Public Administration	31	2.2
Educational Services	9	0.7
Other	227	6.1
Total	1,899	100.0%

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as of December 31, 2007

LEASE DISTRIBUTION

Square Feet Under Lease	Number of Leases	Leases as a Percent of Total	Rentable Square Feet (1)	Square Feet as a Percent of Total	Annualized Rent (2)	Annualized Rent as a Percent of Total

2,500 or less	934	49.2%	1,250,331	10.6%	42,573,897	11.8%
2,501-10,000	714	37.6	3,456,248	29.3	111,156,003	30.9
10,001-20,000	164	8.6	2,298,648	19.4	74,025,194	20.5
20,001-40,000	59	3.1	1,641,739	13.9	54,605,892	15.2
40,001-100,000	21	1.1	1,190,566	10.1	39,186,253	10.9
Greater than 100,000	7	0.4	1,246,958	10.5	38,557,921	10.7
Subtotal	1,899	100.0%	11,084,490	93.8%	360,105,160	100.0%
Available	-	-	508,118	4.3	-	-
BOMA Adjustment(3)	-	-	65,884	0.6	-	-
Building Management Use	-	-	66,199	0.6	-	-
Signed leases not commenced	-	-	84,684	0.7	-	-
Total	1,899	100.0%	11,809,375	100.0%	360,105,160	100.0%

(1) Based on BOMA 1996 remeasurement.  Total consists of  11,169,174 leased square feet (includes 84,684 square feet with respect to signed leases not commenced),
508,118 available square feet, 66,199 building management use square feet, and 65,884 square feet of BOMA 1996 adjustment on leased space.
(2)
Represents annualized monthly cash base rent (i.e., excludes tenant reimbursements, parking and other revenue) under leases commenced as of December 31, 2007 (excluding 84,684 square feet with respect to signed leases not yet commenced).  The amount reflects total cash rent before abatements. For our Burbank and Honolulu office properties, annualized rent is converted from triple net to gross by adding expense reimbursements to base rent.

(3)	Represents square footage adjustments for leases that do not reflect BOMA 1996 remeasurement.

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as of December 31, 2007

LEASE EXPIRATIONS

Year of Lease Expiration	Number of Leases Expiring	Rentable Square Feet(1)	Expiring Square Feet as a Percent of Total	Annualized Rent(2)	Annualized Rent as a Percent of Total	Annualized Rent Per Leased Square Foot(3)	Annualized Rent Per Leased Square Foot at Expiration(4)

Available	-	508,118	4.3%	$-	-%	$-	$-
2008	368	1,351,575	11.4	41,550,926	11.5	30.74	30.96
2009	374	1,524,053	12.9	48,256,616	13.4	31.66	32.83
2010	348	1,571,128	13.3	52,772,732	14.6	33.59	36.04
2011	283	1,440,723	12.2	46,723,697	13.0	32.43	36.18
2012	242	1,334,973	11.3	43,944,325	12.2	32.92	38.02
2013	115	1,047,698	8.9	34,848,233	9.7	33.26	40.94
2014	67	672,627	5.7	21,140,179	5.9	31.43	39.39
2015	33	428,269	3.6	13,311,846	3.7	31.08	39.45
2016	28	602,246	5.1	19,299,796	5.4	32.05	39.55
2017	22	233,831	2.0	7,481,197	2.1	31.99	42.55
Thereafter	19	877,367	7.4	30,775,613	8.5	35.08	46.67
BOMA Adjustment(5)	-	65,884	0.6	-	-	-	-
Building Management Use	-	66,199	0.6	-	-	-	-
Signed leases not commenced	-	84,684	0.7	-	-	-	-
Total/Weighted Average	1,899	11,809,375	100.0%	$360,105,160	100.0%	$32.49	$39.92

(1)	Based on BOMA 1996 remeasurement. Total consists of 11,169,174 leased square feet (includes 84,684 square feet with respect to signed leases not commenced),
508,118 available square feet, 66,199 building management use square feet, and 65,884 square feet of BOMA 1996 adjustment on leased space.
(2)	Represents annualized monthly base rent under leases commenced as of December 31, 2007. The amount reflects total base rent before abatements.
(3)	Represents annualized rent divided by leased square feet.
(4)	Represents annualized rent at expiration divided by leased square feet.
(5)	Represents the square footage adjustments for leases that do not reflect BOMA 1996 remeasurement.

(17)

as of December 31, 2007

QUARTERLY LEASE EXPIRATIONS - NEXT FOUR QUARTERS

Submarket		Q1-2008		Q2 2008		Q3 2008		Q4-2008

West Los Angeles
Brentwood	Expiring SF	$33,737		$38,898		$41,150		$41,387
	Rent per SF(1)	33.91		33.59		32.96		36.15
Olympic Corridor	Expiring SF	61,106		36,362		34,215		18,356
	Rent per SF(1)	30.78		30.00		28.05		28.32
Century City	Expiring SF	5,277		15,149		5,473		16,868
	Rent per SF(1)	34.18		41.94		33.31		34.08
Santa Monica	Expiring SF	25,048		1,447		75,943		18,014
	Rent per SF(1)	51.46		49.71		38.29		43.87
Beverly Hills	Expiring SF	1,911		11,428		19,063		14.286
	Rent per SF(1)	22.28		35.99		36.46		44.29
Westwood	Expiring SF	9,235		-		10,542		11,010
	Rent per SF(1)	38.06		-		36.13		35.77
San Fernando Valley
Sherman Oaks/Encino	Expiring SF	56,887		107,390		121,371		143,536
	Rent per SF(1)	32.93		27.63		30.15		26.96
Warner Center/Woodland Hills	Expiring SF	98,267		45,185		66,478		92,428
	Rent per SF(1)	23.83		29.03		25.87		27.95
Tri-Cities
Burbank	Expiring SF	-		-		-		-
	Rent per SF(1)	-		-		-		-
Honolulu	Expiring SF	7,734		26,835		10,183		29,376
	Rent per SF(1)	31.98		30.07		30.86		28.92
Total	Expiring SF	299,202	(2)	282,694	(3)	384,418	(4)	385,261	(5)
	Rent per SF(1)	31.25		30.43		31.67		30.40

(1)
Represents annualized base rent (i.e., excludes tenant reimbursements, parking and other revenue) per leased square foot at expiration.  The amount reflects total cash rent before abatements.  For our Burbank and Honolulu office properties, annualized rent is converted from triple net to gross by adding expense reimbursements to base rent.

(2)	As of December 31, 2007, 121,754 rentable square feet had been renewed for leases that were previously scheduled to expire in the quarter.
(3)	As of December 31, 2007, 126,560 rentable square feet had been renewed for leases that were previously scheduled to expire in the quarter.
(4)	As of December 31, 2007, 142,819 rentable square feet had been renewed for leases that were previously scheduled to expire in the quarter.
(5)	As of December 31, 2007, 22,002 rentable square feet had been renewed for leases that were previously scheduled to expire in the quarter.

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OFFICE PORTFOLIO LEASING ACTIVITY
(For the three months ended December 31, 2007)

Gross New Leasing Activity
Rentable square feet		222,128
Number of leases		52
Gross Renewal Leasing Activity
Rentable square feet		239,340
Number of leases		39
Net Absorption
Leased rentable square feet		13,313
Cash Rent Growth(1)
Expiring Rate		$34.89
New/Renewal Rate		$46.72
Increase		33.9%
Straight-Line Rent Growth(2)
Expiring Rate		$32.92
New/Renewal Rate		$51.01
Increase		55.0%
Weighted Average Lease Terms
New (in months)		54
Renewal (in months)		57

Tenant Improvement and Leasing Commissions(3) (per rentable square foot)	Total Lease Transaction Costs	Annual Lease Transaction Costs
New leases	$15.99	$3.59
Renewal leases	$13.95	$2.95
Blended	$14.93	$3.25

(1)	Represents the difference between initial stabilized cash rents on new and renewal leases as compared to the expiring cash rents on the same space.
(2)	Represents a comparison between straight-line rent on expiring leases and the straight-line rent for new leases on the same space.
(3)	Represents weighted average lease transaction costs based on the leases executed in the current quarter in our properties, including repositioned properties.

(19)